                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             ____________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)      July 16, 1996
                                                  ---------------------



                                TELEDYNE, INC.
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      1-5212                95-2282626
- ----------------------------    -----------------------  --------------------
(State or other jurisdiction     (Commission File No.)     (I.R.S.Employer
     of incorporation)                                   Identification No.)



                            2049 Century Park East
                      Los Angeles, California  90067-6046
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:            (310) 277-3311
                                                             ------------------

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Item 5.  Other Events.
         ------------

    As contemplated by the Agreement and Plan of Merger and Combination dated as of April 1, 1996, as amended and restated (the "Combination Agreement"), among Allegheny Teledyne Incorporated, a newly formed Delaware corporation ("ATI"), Allegheny Ludlum Corporation, a Pennsylvania corporation, ALS Merger Corporation, a newly formed Pennsylvania corporation and wholly owned subsidiary of ATI, Teledyne, Inc., a Delaware corporation (the "Company"), and TDY Merger, Inc., a Delaware corporation and wholly owned subsidiary of the Company, the Company has adopted an amendment (the "Amendment") to the Rights Agreement, dated as of January 4, 1995 (the "Rights Agreement") between the Company and Chemical Trust Company of California, as Rights Agent, to provide that the rights issued pursuant to the Rights Agreement will expire at the effective time of the combination contemplated by the Combination Agreement. The foregoing description of the Amendment is qualified by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

    On July 17, 1996, the Company issued a press release announcing that Dr. Donald B. Rice, a director, the President and Chief Operating Officer of the Company, would resign as a director and officer of the Company effective upon the closing of the strategic combination of the Company and Allegheny Ludlum Corporation contemplated by the Combination Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    On July 24, 1996, the Company issued a press release announcing that the Company's Board of Directors had declared a quarterly dividend on the Company's common stock, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -----------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

     4.1 Amendment to Rights Agreement, dated July 16, 1996, by and between Teledyne, Inc., a Delaware corporation, and Chemical Bank, a New York banking corporation, as successor rights agent to Chemical Trust Company of California

    99.1 Press Release dated July 17, 1996 regarding the resignation of Dr. Donald B. Rice

    99.2 Press Release dated July 24, 1996 regarding the announcement of the declaration of a quarterly dividend on the Company's common stock

                                      -3-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELEDYNE, INC.



                              By: /s/ Douglas J. Grant
                                  ---------------------------
                                  Douglas J. Grant
                                  Treasurer



Date:  July 24, 1996

                                 EXHIBIT INDEX
                                 -------------


Exhibit                  Description                 Page
- ----------   -------------------------------------   ----
  4.1        Amendment to Rights Agreement, dated
             July 16, 1996, by and between
             Teledyne, Inc., a Delaware
             corporation, and Chemical Bank, a
             New York banking corporation, as
             successor rights agent to Chemical
             Trust Company of California

 99.1        Press Release dated July 17, 1996
             regarding the resignation of Dr.
             Donald B. Rice

 99.2        Press Release dated July 24, 1996
             regarding the announcement of the
             declaration of a quarterly dividend
             on the Company's common stock


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